Exhibit 10.2
Name, Employee ID
Work Country
NONQUALIFIED STOCK OPTION AWARD AGREEMENT
GRANTED UNDER
BIOGEN IDEC INC. 2008 OMNIBUS EQUITY PLAN
1. Grant of Options
          Biogen Idec Inc. (the “Company”) hereby grants on [     ] (the “Grant Date”) to [                    ], an employee of the Company or its Affiliates (the “Participant”) pursuant to the Biogen Idec Inc. 2008 Omnibus Equity Plan (the “Plan”) a nonqualified stock option (this “Stock Option”). Under this Stock Option, the Participant may purchase, in whole or in part, on the terms herein provided, a total of [___] shares of common stock of the Company (the “Shares”) at $[                    ] per Share, which is equal to the Fair Market Value of the Shares on the date of grant of this Stock Option. The latest date on which this Stock Option, or any part thereof, may be exercised is [                    ] (the “Expiration Date”). The Stock Option evidenced by this Agreement is intended to be, and is hereby designated, a nonqualified option, that is, an option that does not qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time. All initially capitalized terms used in this Agreement will have the meaning specified in the Plan, unless another meaning is specified herein.
2. Exercisability of Stock Option
          A. The Participant shall have a nonforfeitable right to exercise a portion of this Stock Option (such portion, the vested portion) from and after the vesting dates described in this Section 2, except as otherwise provided herein or determined by the Committee in its sole discretion. No portion of this Stock Option shall become vested on a vesting date unless the Participant is then, and since the Grant Date has continuously been, employed by the Company or any Affiliate. If the Participant ceases to be employed by the Company and its Affiliates for any reason, any then outstanding and unvested portion of the Stock Option shall be automatically and immediately forfeited and terminated, except as otherwise provided in this Agreement and the Plan.
          B. This Stock Option will vest and become exercisable in the following installments:
[vesting schedule].
          C. Except as otherwise provided in the Plan, upon termination of the Participant’s employment with the Company and its Affiliates for any reason, any portion of this Stock Option that is not then vested will promptly terminate and the remainder of this Stock Option will remain exercisable until the earlier of: (i) six (6) months following the employment termination date and (ii) the Expiration Date, except as follows:
         (1) any portion of this Stock Option held by the Participant immediately prior to the Participant’s termination of employment on account of death or Disability will, to the extent not vested previously, become fully vested upon the Participant’s death or Disability and will remain exercisable until the earlier of (i) one (1) year following the Participant’s death or Disability and (ii) the Expiration Date; and
         (2) any portion of this Stock Option held by the Participant immediately prior to the Participant’s Retirement, to the extent not vested previously, will become fully vested for fifty percent (50%) of the number of shares covered by such unvested portion and for an additional ten percent (10%) of the number of shares covered by such unvested portion for every full year of employment by the Company and its Affiliates beyond ten (10) years, up to the remaining amount of the unvested portion of this Stock Option. Any portion of this Stock Option held by the Participant immediately prior to the Participant’s Retirement that is exercisable immediately following the Participant’s Retirement will remain exercisable until the earlier of (i) the third anniversary of the Participant’s Retirement and (ii) the Expiration Date. For the avoidance of doubt, Retirement means the Participant’s termination from the Company and its Affiliates after reaching age 55 with ten (10) full years of service with the Company or its Affiliates, but

Name, Employee ID
Work Country
not including any termination For Cause or any termination for insufficient performance, as determined by the Company and its Affiliates.
          D. Notwithstanding anything herein to the contrary, any portion of this Stock Option held by the Participant or the Participant’s permitted transferee immediately prior to the cessation of the Participant’s employment For Cause shall terminate at the commencement of business on the date of such termination.
3. Exercise of Stock Option
          A. Each election to exercise this Stock Option shall be made, in accordance with such rules and procedures as the broker or other third-party administrator retained in connection with the administration of the Plan shall prescribe or in accordance with such other procedures as the Committee may determine. This election shall be made by the Participant or the Participant’s executor, administrator, or legally appointed representative (in the event of the Participant’s incapacity) or the person or persons to whom this Stock Option is transferred by will or the applicable laws of descent and distribution (collectively, the “Option Holder”), accompanied by payment in full as provided in the Plan. Subject to the further terms and conditions provided in the Plan, the purchase price may be paid in whole or in part in cash or by means of a cashless exercise by withholding that number of shares of common stock of the Company, $0.0005 par value (“Common Stock”) whose Fair Market Value is equal to the aggregate exercise price of the Options being exercised. In the event that this Stock Option is exercised by an Option Holder other than the Participant, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Stock Option.
          B. On the Expiration Date on which a vested Stock Option is scheduled to terminate in accordance with the terms of the Stock Option, if the Stock Option is unexercised and the per share exercise price is less than the closing price of the Common Stock on that date, the vested Stock Option will be deemed to have been exercised at the close of business on that date. As promptly as practicable thereafter, the Company will deliver to the Participant that number of shares subject to the vested Stock Option less the number of shares with a value that is equal to the aggregate Fair Market Value of (1) the aggregate exercise price of the vested Stock Option and (2) the amount necessary to satisfy any required withholding of taxes or social insurance contributions.
4. Cancellation and Rescission of Awards
          The Committee may cancel, rescind, withhold or otherwise limit or restrict this Stock Option at any time prior to exercise if the Participant is not in compliance with all applicable provisions of this Agreement and the Plan, or if the Participant engages in any Detrimental Activity.
5. No Voting Rights/Dividends
          This Stock Option shall not be interpreted to bestow upon the Participant any equity interest or ownership in the Company or any Affiliate prior to the date on which the Company delivers to the Participant shares of Common Stock. The Participant is not entitled to vote any Common Stock by reason of the granting or vesting of this Stock Option or to receive or be credited with any dividends declared and payable on any share of Common Stock underlying this Stock Option prior to its exercise with respect to such share.
6. Withholding
          The Participant shall pay to the Company or make provision satisfactory to the Company for payment of any taxes and/or social insurance contributions required by law to be withheld with respect to the Stock Option prior to the date of exercise. If no such provision is made, the Company and its Affiliates will deduct any such tax and/or social insurance obligations from any payment of any kind due to the Participant hereunder or otherwise. To satisfy the withholding obligations hereunder, the Participant may request the Company to withhold that number of shares whose Fair Market Value is equal to the minimum tax and/or social insurance obligations required by law to be withheld with respect to the Stock Option.

Name, Employee ID
Work Country
7. Provisions of the Plan
          This Stock Option is subject to the provisions of the Plan, which are incorporated herein by reference, and in the event of any inconsistency or conflict between the provisions of this Stock Option and the Plan, the provisions of the Plan shall control. A copy of the Plan as in effect on the Grant Date has been made available to the Participant.
8. No Right to Employment
          The grant of this Stock Option shall not constitute a contract of employment or confer upon the Participant any right with respect to the continuance of his/her employment by or other service with the Company or any Affiliate, nor shall it or they be construed as affecting the rights of the Company (or Affiliate) to terminate the service of the Participant at any time or otherwise change the terms of such service, including, without limitation, the right to promote, demote or otherwise re-assign the Participant from one position to another within the Company or any Affiliate.
9. No Rights as a Stockholder
          The Participant shall not have any rights as a stockholder with respect to any Shares (including dividend or voting rights) to be issued under this Stock Option until he or she becomes the holder of such Shares.
10. Governing Law
          The provisions of this Stock Option shall be governed by and interpreted in accordance with the laws of the State of Delaware.
          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer.

Biogen Idec Inc.

By

Dated:	[ ]

Participant

		[	]

Dated:	[ ]
BY ACCEPTING THIS STOCK OPTION OR ANY BENEFIT HEREUNDER, THE PARTICIPANT
CONSENTS TO ALL THE TERMS AND CONDITIONS IN THIS AGREEMENT AND IN THE PLAN.